Exhibit 10.3

AMENDATORY AGREEMENT

TO CHANGE IN CONTROL AGREEMENT

This AMENDATORY AGREEMENT (the “Amendatory Agreement”) is made and entered into as of the 7th day of August, 2015 by and among Lakeland Bancorp, Inc. (“Bancorp”), Lakeland Bank (the “Bank” and, collectively with Bancorp, the “Company”) and Robert A. Vandenbergh (the “Executive”).

WITNESSETH:

WHEREAS, the Company and the Executive entered into a certain Change in Control Agreement, dated as of March 1, 2001, which Agreement has been amended from time to time thereafter (as amended, the “Agreement”); and

WHEREAS, the Agreement provides for certain terms and conditions of the Executive’s employment in the event of a “Change in Control” (as defined therein); and

WHEREAS, the Company and the Executive desire to amend the Agreement to clarify certain terms of the severance to be paid thereunder; and

WHEREAS, Section 16 of the Agreement permits the Agreement to be amended by a writing executed by the parties thereto;

NOW, THEREFORE, the Company and the Executive hereby agree that, effective as of the date first above written, Section 9 of the Agreement (“Termination Without Cause or Resignation for Good Reason”) is hereby amended by adding the following at the thereof:

“For purposes of the foregoing, the Executive’s salary and cash bonus shall be determined without regard to any reductions to such amounts made at the election of the Executive, including without limitation, reductions pursuant to any deferral election under a 401(k) plan or deferred compensation plan or arrangement or contributions made under a “cafeteria plan” within the meaning of Section 125 of the Internal Revenue Code of 1986, as amended.”

Except as specifically provided herein to the contrary, the Agreement shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendatory Agreement to be executed and the Executive has hereunto set his hand, all as of the date first above written.

EXECUTIVE:

/s/ Robert A. Vandenbergh
Robert A. Vandenbergh

WITNESS:

LAKELAND BANCORP, INC.

By:	/s/ Thomas J. Shara
Thomas J. Shara, President and CEO

WITNESS:

LAKELAND BANK

By:	/s/ Thomas J. Shara
Thomas J. Shara, President and CEO

WITNESS: